Exhibit 10.17.1

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

Amendment to Supply Agreement

This Amendment dated January 16, 2007 is made by and between Noramco, Inc., a Georgia Corporation with its principle office at 500 Swede’s Landing Road, Wilmington, Delaware 19801 and its Affiliates (“NORAMCO”), Vintage Pharmaceuticals, LLC, and Vintage Pharmaceuticals, Inc., an Alabama corporation with its principle office at 130 Vintage Drive, Huntsville Alabama 35811 and its Affiliates (“VINTAGE”).

WHEREAS the parties hereto entered into a Supply Agreement whose effective date was January 1, 2001 and,

WHEREAS the parties have mutually agreed upon certain amendments to extend and modify said Supply Agreement,

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth and those contained in the underlying Supply Agreement and incorporated herein by reference, the parties agree as follows:

I.	Article 1.4 of the Supply Agreement is hereby revoked in its entirety and replaced in its entirety with the following Article 1.4:

“1.4 “Term” shall mean the term of the Supply Agreement, whose effective date was January 1, 2001, and this Amendment to the Supply Agreement, whose effective date is January 1, 2007, terminating, unless sooner terminated pursuant to this Agreement, on December 31, 2009.”

II.	Article 4 of the Supply Agreement is hereby revoked in its entirety and replaced in its entirety with the following Article 4:

“4. Pricing

A. ***

i. The Base Price to be charged by NORAMCO for *** during the calendar year shall be:

Kilograms Purchased During a Calendar Year	Incremental Price / Kilogram		Average Price / Kilogram at Example Volumes
0 to 3,000	$	***	$	*** @ 3,000 kilograms
3,001 to 6,000	$	***	$	*** @ 6,000 kilograms
6,001 to 7,000	$	***	$	*** @ 7,000 kilograms
7,001 to 7,500	$	***	$	*** @ 7,500 kilograms
7,500+	$	***	$	*** @ 9,000 kilograms

ii. The invoice price shall be the price applicable to each tier in column one of the table above. By way of example, the invoice price for the first 3,000 kilograms purchased by VINTAGE during a calendar year would be $*** per kilogram and the invoice price for the second 3,000 kilograms purchased during the calendar would be $*** per kilogram.

iii. NORAMCO will qualify a new process to produce ***. VINTAGE agrees to use its best efforts to qualify on a timely basis NORAMCO’s *** produced via the new process for use in SKUs accounting for at least ***% of its total annual requirements.

iv. VINTAGE will notify NORAMCO when it has filed applications with the Food and Drug Administration to use *** in SKUs accounting for at least ***% of its total annual requirements (“*** Filing Notice”). VINTAGE shall provide summary supporting documentation that the required applications have been filed.

NORAMCO will reduce the Base Price defined in 4.A.i. to the amounts in the table shown below eight calendar months after the date of the *** Filing Notice or whenever Vintage receives FDA approval – whichever is sooner:

Kilograms Purchased During a Calendar Year	Incremental Price / Kilogram		Average Price / Kilogram at Example Volumes
0 to 3,000	$	***	$	*** @ 3,000 kilograms
3,001 to 6,000	$	***	$	*** @ 6,000 kilograms
6,001 to 7,000	$	***	$	*** @ 7,000 kilograms
7,001 to 7,500	$	***	$	*** @ 7,500 kilograms
7,500+	$	***	$	*** @ 9,000 kilograms

By way of example, if at the end of eight months after the date of the *** Filing Notice, VINTAGE had purchased 3,000 kilograms during the calendar year, the next 3,000 kilograms would be invoiced at a price of $*** per kilogram.

v. If the Base Prices in Article 4.A.i are applicable, on January 1, 2008 and on January 1, 2009 the Base Prices In Article 4.A.i shall be adjusted to equal the sum of:

a)	(Base Price) times (0.4) times (*** price for 2008 or 2009 as appropriate) divided by (average *** paid in 2007)

b)	(Base Price) times (0.6) times (Producer Price Index December 2007 or December 2008 as appropriate) divided by (Producer Price Index for December 2006).

NORAMCO will provide supporting documentation for the above calculations at VINTAGE’s request.

vi. VINTAGE will notify NORAMCO (“Competitive Offer Notification”) if, VINTAGE receives a written competitive offer to supply *** during the calendar year 2009 from a third party supplier which meets the following conditions:

a)	The supplier’s *** is qualified for use in VINTAGE’s SKUs by FDA,

b)	The offer is to supply at least ***% of VINTAGE’s annual requirements,

c)	The quoted price per kilogram of *** at the volume equal to VINTAGE’S purchases from NORAMCO during calendar year 2008 (“Quoted Price”) is at least ***% lower than the Base Price per kilogram in the applicable Table in Article 4.A.i or Article 4.A.iv. as adjusted in Article 4.A.V. at the volume equal to VINTAGE’s purchases from NORAMCO during calendar year 2008 (“Supply Price”),

d)	The quote includes a provision equivalent to the terms of Article 5 of the Supply Agreement.

Within thirty days of NORAMCO’s receipt of the Competitive Offer Notification, but not before January 1, 2009, NORAMCO will, at its sole discretion, either:

a)	reduce the Base Prices in each volume tier of the applicable table in Article 4.A.L or Article 4.A.iv. by an amount *** to the difference between the Supply Price and the Quoted Price.

b)	terminate the Supply Agreement.

B. ***

i. Base Price to be charged by NORAMCO for *** shall be $*** per kilogram

ii. Beginning on January 1, 2008 and on each ensuing January 1, the Base Price shall be adjusted to *** the sum of:

a)	(Base Price) times (***) times (*** price for 2008 or 2009 as appropriate) divided by (average *** paid in 2007)

b)	(Base Price) times (***) times (Producer Price Index December 2007 or December 2008 as appropriate) divided by (Producer price Index for December 2006).

NORAMCO will provide supporting documentation for the above calculations at VINTAGE’s request.

iii. If NORAMCO matches a competitive offer for *** in 2009 in accordance with Article 4.A.vi, the Base Price of *** shall be increased to $*** per kilogram.

C. ***

i. Base Price to be charged by NORAMCO for *** shall be $*** per kilogram.

ii. NORAMCO will qualify a new process to produce ***. VINTAGE agrees to use its best efforts to qualify on a timely basis *** produced via the new process for use in SKUs accounting for at least ***% of its total annual requirements.

iii. VINTAGE will notify NORAMCO when it has filed applications with the Food and Drug Administration to use *** in SKUs accounting for at least ***% of its total annual requirements (“*** Filing Notice”). VINTAGE shall provide summary supporting documentation that the required applications have been filed.

NORAMCO will reduce the Base Price defined in 4.A.i. to $*** per kilogram six calendar months after the date of the *** Filing Notice or whenever Vinatge receives FDA approval-whichever is sooner.

D. Volume Discount

If VINTAGE’s total purchases of all Products during a calendar year reach *** ($***), NORAMCO shall give VINTAGE a credit of *** ($***) which it may apply to the next shipments during that calendar year of any Product or combination of Products.”

III.	Article 13 of the Supply Agreement is hereby revoked in its entirety and replaced with the following Article 13:

“13. Term

After December 31, 2009, this Agreement shall automatically renew for additional one-year terms unless, at least six (6) months prior to the termination date or the closing date of any subsequent renewal period, either party provides written notice to the other of its intention to terminate”

IV	All provisions contained in the original Supply Agreement by and between the parties which are not specifically changed, amended or revoked by this Amendment, shall remain in force and effective.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Supply Agreement to be executed by their duly authorized respective representatives as of the day and year first above written.

Vintage Pharmaceuticals, Inc.	Noramco, Inc.
By:	By:
Name: Tom Young	Name: Michael B. Kindergan
Date: January 18, 2007	Date: 1/23/07
Title: CEO, Vintage Pharmaceuticals, LLC & Vintage Pharmaceuticals, Inc.	Title: Vice President, Global Sales and Business Development

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